                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant

Check the appropriate box:

      Preliminary Proxy Statement       CONFIDENTIAL, FOR USE OF THE COMMISSION
                                        ONLY (AS  PERMITTED BY RULE 14a-6(e)(2))

[X]   Definitive Proxy Statement
      Definitive Additional Materials
      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           COHESANT TECHNOLOGIES INC.
                           --------------------------
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                           COHESANT TECHNOLOGIES INC.
                        5845 West 82nd Street, Suite 102
                           Indianapolis, Indiana 46278

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 9, 2005

      The Annual Meeting of Stockholders of Cohesant Technologies Inc. will be held at, the Company's facility, 5845 West 82nd Street, Indianapolis, Indiana 46278 on Thursday June 9, 2005 at 12:00 noon, local time, for the following purposes:

      1.    To elect five Directors;

      2. To ratify the appointment of Ernst & Young LLP as auditors of the Company for fiscal 2005;

      3.    To approve the 2005 Long-Term Incentive Plan

      4. To transact such other business as may properly come before the meeting.

      The Board of Directors has fixed the close of business on April 11, 2005, as the record date for determining stockholders who are entitled to notice of the meeting and to vote.

      YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE PROVIDED FOR THAT PURPOSE, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE SHARES IN PERSON.

      The Proxy Statement accompanies this Notice.

                                           Morris H. Wheeler
                                           President and Chief Executive Officer

April 25, 2005
By Order of the
Board of Directors

                           COHESANT TECHNOLOGIES INC.
                        5845 West 82nd Street, Suite 102
                           Indianapolis, Indiana 46278

                               2005 ANNUAL MEETING
                                  June 9, 2005

THE PROXY AND SOLICITATION

      This Proxy Statement is being mailed on April 25, 2005 to the stockholders of Cohesant Technologies Inc. (the "Company") in connection with the solicitation by the Board of Directors of the enclosed form of Proxy for the 2005 Annual Meeting of Stockholders to be held on June 9, 2005. Any stockholder signing and returning the enclosed Proxy has the power to revoke it by giving notice of such revocation to the Company in a subsequently dated writing or in the open meeting before any vote with respect to the matters set forth therein is taken. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted Proxy. The representation in person or by Proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to provide a quorum at the Annual Meeting. The nominees for Directors receiving the greatest number of votes will be elected. The proposal regarding the ratification of the auditors requires approval only by a majority of the votes cast. The proposal for approval of the 2005 Long-Term Incentive Plan requires the affirmative vote of at least a majority of the outstanding shares. As a result, although abstentions and broker non-votes will not be counted in determining the outcome of the vote on the election of directors or ratification of auditors, they are the equivalent of a no vote with respect to the proposal to approve the 2005 Long-Term Incentive Plan. Abstentions and broker non-votes are counted in determining whether a quorum has been achieved. The cost of soliciting the Proxy will be borne by the Company.

PURPOSES OF ANNUAL MEETING

      The Annual Meeting has been called for the purposes of (1) electing five Directors; (2) ratifying the selection of Ernst & Young LLP as auditors of the Company for fiscal 2005; (3) approving the 2005 Long-Term Incentive Plan and (4) transacting such other business as may properly come before the meeting.

      The two persons named in the enclosed Proxy have been selected by the Board of Directors and will vote shares of Common Stock represented by valid Board of Directors' Proxies. They have indicated that, unless otherwise indicated in the enclosed Proxy, they intend to vote for the election of the nominees listed below and in favor of the proposals listed in Items 2 and 3 above.

      The Company has no knowledge of any other matters to be presented at the meeting, except the reports of officers on which no action is proposed to be taken. In the event that other matters do properly come before the meeting, the persons named in the Proxy will vote in accordance with their judgment on such matters.

VOTING SECURITIES

      The Board of Directors has fixed the close of business on April 11, 2005 as the record date for determining stockholders entitled to notice of the meeting and to vote. On that date, 2,693,890 shares of

Common Stock were outstanding and entitled to vote on all matters properly brought before the Annual Meeting.

OWNERSHIP OF VOTING SECURITIES

      The following table sets forth, as of April 11, 2005, certain information concerning those persons known to the Company, based on information obtained from such persons, with respect to the beneficial ownership (as such term is defined in rule 13d-3 under the Securities Exchange Act of 1934, as amended) of shares of common stock of the Company by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares; (ii) each Director,
(iii) each executive officer named in the Summary Compensation Table and (iv) all Directors and executive officers as a group:

                                                              PERCENTAGE OF
       NAME AND ADDRESS                AMOUNT AND NATURE OF   OUTSTANDING
     OF BENEFICIAL OWNER               BENEFICIAL OWNERSHIP   SHARES OWNED
------------------------------------   --------------------   -------------
Morton A. Cohen
1801 East 9th Street
Cleveland, Ohio 44114                   1,268,980(1)(2)           47.0%

Clarion Capital Corporation
1801 East 9th Street
Cleveland, Ohio 44114                   1,175,980                 43.7%

Michael L. Boeckman                        13,283(2)                 *

Dwight D. Goodman                          58,155(2)               2.2%

Richard L. Immerman                        52,000(2)               1.9%

J. Stewart Nance                          122,324(2)(3)(4)         4.5%

Robert W. Pawlak                           50,585(2)(3)            1.9%

Morris H. Wheeler                         135,229(2)(3)            4.9%

All directors and executive officers
as a group (7 persons)                  1,700,556(4)(5)           60.5%

* Represents less than 1%

(1) Includes 1,175,980 shares owned of record by Clarion Capital Corporation ("Clarion"), an entity of which Mr. Cohen is a principal.

(2) Includes shares issuable upon exercise of options exercisable within 60 days of the date hereof as follows: Mr. Cohen 5,000 shares, Mr. Boeckman 5,000 shares, Mr. Goodman 7,500 shares, Mr. Immerman 15,000 shares, Mr. Nance 12,250 shares, Mr. Pawlak 11,000 shares, and Mr. Wheeler 62,500 shares.

(3) Includes shares owned in the Company sponsored 401k Plan as of March 31, 2005 as follows: Mr. Nance 39,326 shares, Mr. Pawlak 3,917 shares, and Mr. Wheeler 4,102 shares.

(4)   Includes 4,285 shares owned by children of Mr. Nance.

(5) Includes 118,250 shares issuable upon exercise of options exercisable within 60 days of the date hereof. Includes 47,345 shares owned in the Company sponsored 401k Plan as of March 31, 2005.

ITEM 1 - ELECTION OF DIRECTORS

      Five directors are to be elected at the Annual Meeting, to hold office from election until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. The following table sets forth certain information regarding the nominees, based upon data furnished to the Company by such persons as of April 1, 2005. In the event of the death of or inability to act of any of the nominees, the Proxies will be voted for the election as a Director of such other person as the Board of Directors may recommend. The Board of Directors has no reason, however, to anticipate that this will occur.

                                                                              DIRECTOR
       NAME                      PRINCIPAL OCCUPATION AND AGE                  SINCE
       ----                      ----------------------------                 --------
Michael L. Boeckman   Chief Financial Officer and Administrative Partner of
                      Cohen & Co.; age 58                                       1994

Morton A. Cohen       Chairman and Chief Executive Officer of Clarion
                      Corp.; age 69                                             1994

Dwight D. Goodman     Chairman; age 71                                          1994

Richard L. Immerman   President of BleachTech LLC; age 54                       1998

Morris H. Wheeler     President and Chief Executive Officer; Age 44             1996

      MICHAEL L. BOECKMAN has been a Director of the Company since 1994. Mr. Boeckman has been Administrative Partner and Chief Financial Officer of Cohen & Co., a Northeast Ohio regional based accounting firm since October 2000 and December 1996, respectively. From July 1994 until May 1996, Mr. Boeckman was the Company's President and Chief Operating Officer.

      MORTON A. COHEN has been a Director of the Company since 1994. From July 1994 until December 2001, Mr. Cohen had been the Chairman of the Board. He served as the Company's Chief Executive Officer from 1994 to January 1998. Mr. Cohen has been Chairman of the Board of Directors and Chief Executive Officer of Clarion Capital Corporation ("Clarion"), a private, small business investment company, for more than five years. Mr. Cohen is the father-in-law of Morris H. Wheeler.

      DWIGHT D. GOODMAN has been a Director of the Company since its inception and has been the Chairman of the Board since January 2002. Mr. Goodman was Chief Executive Officer of the Company from January 1998 to December 2001 and President of the Company from July 1996 to December 2001, and prior thereto held various executive offices. Mr. Goodman had been the President and Chief Executive Officer of GCI from 1984 to 1996.

      RICHARD L. IMMERMAN has been a Director of the Company since 1998. Mr. Immerman has been President of BleachTech LLC, a manufacturer of sodium hypochlorite, since its inception in January 2002. Mr. Immerman is a partner of Chemical Ventures (marketer of magnesium chloride), a position he has held for over five years.

      MORRIS H. WHEELER has been a Director of the Company since 1996 and Chief Executive Officer and President since January 2002. In June 2004 Mr. Wheeler became Acting President of GCI. In 1999, Mr. Wheeler founded Drummond Road LLC, an investment management company involved in the management of the venture capital portfolio of Clarion Capital Corporation ("Clarion"). Prior to founding Drummond Road, from April 1998 to June 1999, Mr. Wheeler was the founder and Chief Executive Officer of sputnik7.com (formerly BlueTape, LLC), an Internet media company, which won a Webby for Music Entertainment. Prior to April 1998, Mr. Wheeler served in various executive capacities with Clarion. He also served as President of Clarion Management Ltd., an investment management and consulting company from April 1996 to April 1998. Mr. Wheeler holds a degree in economics from the University of Massachusetts at Amherst and a J.D. from the Yale Law School and is the son-in-law of Morton A. Cohen, the Company's major beneficial shareholder.

      Each non-employee director currently receives an annual retainer of $8,000, plus $750 and reimbursement for expenses for each meeting attended. Also, each non-employee director receives $1,500 and reimbursement for expenses for the Annual and Budget meetings attended. The Board of Directors currently has two standing committees, which are the Compensation Committee, the members of which are Michael Boeckman, Morton Cohen (Chairman) and Dwight Goodman, and the Audit Committee, the members of which are Michael Boeckman, Morton Cohen (Chairman) and Richard Immerman. Membership on the committees will be revised following the 2005 Annual Meeting to comply with SEC rules applicable to the Company effective in July 2005.

      During the fiscal year ended November 30, 2004, there were six meetings of the Company's Board of Directors, three meetings of the Compensation Committee and two meetings of the Audit Committee. Each incumbent Director has attended all of the Board meetings, except for Mr. Cohen who did not attend three Board or Committee meetings. The Board of Directors currently has no nominating committee, relying on the independent members of the Board to perform such function. Stockholders wishing to suggest nominees for the 2006 Annual Meeting may do so by providing written notice to the Company in care of the Secretary no later than December 31, 2005.

AUDIT COMMITTEE REPORT

      The following report of the Audit Committee describing the Committee's discussions with the Company's independent auditors and the Committee's review of the Company's audited financial statements.

      Management of the Company is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The Committee operates pursuant to a written charter, a copy of which was attached to the 2004 proxy statement.

      In this context, the Audit Committee has met and held discussions with management and the Company's independent auditors. Management has represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      The Company's independent auditors also provided to the Committee the written disclosures and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent auditors that firm's independence.

      Michael L. Boeckman has been designated by the Board of Directors as the "Audit Committee Financial Expert" under SEC rules and he also meets the NASD's professional experience requirement.

      Based on the Committee's discussions with management and the independent auditors and the Committee's review of the representations of management and the report of independent auditors to the Committee, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended November 30, 2004 as filed with the Securities and Exchange Commission.

      This report by the Audit Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under such Acts.

                                 AUDIT COMMITTEE
                                 Morton A. Cohen, Chairman
                                 Michael L. Boeckman
                                 Richard L. Immerman

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based solely upon a review of Forms 4 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and written representations from reporting persons that no Form 5 was required, the Company believes that during the fiscal year ended November 30, 2004, all filing requirements applicable to its executive officers and Directors were timely met.

EXECUTIVE COMPENSATION

The following table sets forth information relating to the annual and long-term compensation for the fiscal years ended November 30, 2004, 2003, 2002 for each individual who served as Chief Executive Officer and the other two most highly compensated executives of the Company. No other executive officer received compensation in excess of $100,000 during fiscal 2004.

                                                                               LONG-TERM
                                                                          COMPENSATION AWARDS
                                                                        ------------------------
                                                                        RESTRICTED   SECURITIES
                                                         OTHER ANNUAL     STOCK      UNDERLYING     ALL OTHER
        NAME AND           FISCAL                        COMPENSATION   AWARDS($)     OPTIONS      COMPENSATION
   PRINCIPAL POSITION       YEAR     SALARY     BONUS         (1)         (2)        (SHARES)(3)       (4)
------------------------   ------   --------   -------   ------------   ----------   -----------   ------------
Morris H. Wheeler           2004    $153,010   $91,869        $0        $ 70,125            0        $ 6,510
President, Chief            2003     143,000    50,050         0         107,998            0          6,259
Executive Officer &         2002     100,000    35,000         0               0       25,000          2,172
Acting President of GCI

J. Stewart Nance            2004     111,500    96,500         0          36,525            0          6,533
President - Raven Lining    2003     107,500    92,500         0          16,442            0          6,493
Systems                     2002     101,500    78,550         0               0        5,000          5,550

Robert W. Pawlak Chief      2004      88,275    39,732         0          25,950            0          4,235
Financial Officer           2003      82,500    28,875         0          30,270            0          3,552

(1) Excludes perquisites and other benefits, unless the aggregate amount of such compensation is greater than 10 percent of the total of annual salary and bonus reported for the named executive officer.

(2) The restricted stock awards reflect (i) in the 2004 period shares granted in June 2004 which are subject to continued employment vesting and may vest earlier based on certain performance objectives being met and shares granted in December 2004 which are fully vested (ii) in the 2003 period the amount presented represents shares granted in March 2004 as long term incentive compensation for fiscal 2003 which are subject to continued employment vesting and included a portion of cash compensation paid to cover employees withholding taxes on the grant. The dollar value of the restricted shares issued to the individuals are based on the Company's stock prices on the dates of issue. The number and value of the aggregate restricted stock holdings on November 30, 2004 for individuals named in the table are as follows: Morris H. Wheeler 21,700 shares ($274,939), J. Stewart Nance 6,650 shares ($84,256), Robert W. Pawlak 7,150 shares ($90,591).

(3) Options were granted in December 2002 as long term incentive compensation for fiscal 2002.

(4) Includes corporate contributions to the Company's 401(k) Plan and dollar value of additional life insurance paid by the Company as reported on form W-2.

OPTION GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)

      No stock options were granted during fiscal year 2004. The Company determined issuing restricted stock awards in lieu of stock options was a more effective means of aligning employees' interests with those of the Company's shareholders.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

      The following table provides information relating to aggregate option exercises during the last fiscal year and fiscal year-end option values for the chief executive officer and the other executives of the Company named in the compensation table.

                                                                               Value of Unexercised
                                                Number of Unexercised         In-The-Money Options at
                      Shares                 Options at November 30, 2004        November 30, 2004
                    Acquired on     Value    ----------------------------   ---------------------------
      Name           Exercise     Realized   Exercisable    Unexercisable   Exercisable   Unexercisable
-----------------   -----------   --------   -----------    -------------   -----------   -------------
Morris H. Wheeler        0           0         56,250          18,750        $526,938      $ 160,313

J. Stewart Nance         0           0         11,000           7,000         103,020         62,840

Robert W. Pawlak         0           0          8,500           9,500          78,195         83,065

LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

                                                       Estimated Future Payouts Under
                                                         Long-Term Incentive Plan
                                Performance or other   ------------------------------
                    Number of      Period Until        Threshold    Target    Maximum
     Name             Shares    Maturation of Payout      (2)        (3)        (4)
-----------------   ---------   --------------------   ---------    ------    -------
Morris H. Wheeler   3,500       Shares Fully Vested      3,500           0     3,500
                    3,750 (1)   11/30/06 - 6/10/11           0       3,750     3,750

J. Stewart Nance      700       Shares Fully Vested        700           0       700
                    3,750 (1)   11/30/06 - 6/10/11           0       3,750     3,750

Robert W. Pawlak      600       Shares Fully Vested        600           0       600
                    2,500 (1)   11/30/04 - 6/10/11         400       2,100     2,500

(1) Shares vest on a cliff basis at June 10, 2011, subject to earlier incremental vesting based on achieving performance objectives related to the Company's long-term strategic growth plan. The actual number of shares that will vest may be less than the numbers shown, if the executive's employment terminates before the vesting of the shares.

(2) Threshold: Represents the number of shares that vested on November 30, 2004 or earlier in the fiscal year.

(3) Target: Represents the number of shares that were not vested as of November 30, 2004.

(4) Maximum: Represents the aggregate number of granted shares, vested and unvested as of November 30, 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company has an Employment Agreement with Morris H. Wheeler, its Chief Executive Officer, which expires on December 31, 2005. Under the terms of the Agreement, Mr. Wheeler receives a salary of $175,000, adjusted annually for inflation. Additionally, the Company paid a fee of $50,000 in fiscal 2004 to an entity controlled by Mr. Wheeler principally for the provision of office space and other office administrative costs.

      On November 5, 2001, the Company approved the sale of an aggregate of 99,999 shares of Common Stock to six executive and other officers of the Company and its subsidiaries at a price of $2.56 per share. The Company received promissory notes from each of the purchasers for the shares. The Notes are payable in November 2005 and bear interest at 4.13%.

      The Company has a Financial Advisory Agreement with Clarion pursuant to which Clarion provides management support. Clarion receives a quarterly fee of $13,000. Under the agreement, Clarion also performs additional specific projects, as requested. Under the agreement, Clarion received $52,000 in fiscal 2004.

ITEM 2 - RATIFICATION OF INDEPENDENT AUDITORS

      The following table sets forth the aggregate fees billed to the Company by Ernst & Young LLP:

                      Fiscal     Fiscal
                       2004       2003
                     ---------   -------
Audit Fees           $  68,325   $63,455
Audit Related Fees       3,275     1,495
Tax Fees                25,684    26,730
All Other Fees           1,800         0
                     ---------   -------
                     $  99,084   $91,680
                     =========   =======

            Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and review of financial statements in the Company's Form 10QSB Reports.

            Audit Related Fees: Aggregate fees billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees" above. In 2004 the fees were derived from research and consultation in connection with compensation planning. In 2003 the fees were derived from consultation in connection with Sarbanes Oxley.

            Tax Fees: Aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning. The nature of services in both years primarily consisted of tax provision review and tax return preparation.

            All Other Fees: In fiscal 2004 other fees represent research and consultation services. The nature of these services was research relating to a potential acquisition. For the fiscal year ended November 30, 2003, the Company was not billed any additional fees for services by Ernst & Young, LLP other than the services covered under the captions "Audit Fees", "Audit Related Fees" and "Tax Fees" above.

      All services listed were pre-approved by the Audit Committee.

      The Audit Committee of the Board has considered whether the services described above are compatible with maintaining the independent accountant's independence and has determined that such services have not adversely affected Ernst & Young LLP's independence.

      The Audit Committee of the Board of Directors has selected Ernst & Young LLP as auditors for the fiscal year ended November 30, 2005. The Audit Committee requests ratification of the appointment of Ernst & Young LLP by the stockholders at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT EACH STOCKHOLDER VOTE "FOR" RATIFICATION OF ERNST & YOUNG LLP AS AUDITORS FOR FISCAL 2005.

      Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

ITEM 3--APPROVAL OF THE COMPANY'S LONG-TERM INCENTIVE PLAN

INTRODUCTION

The Board of Directors considers stock-based incentive compensation an essential tool to attract and retain personnel of outstanding ability and to align the interests of the Company's executive officers, employees and Board members with the interests of its stockholders. The existing 1994 Employee Stock Option Plan ("1994 Plan") provides only for the grant of stock options. The proposed 2005 Long-Term Incentive Plan (the "New Plan") will allow the Company to grant several different types of stock-based compensation and gives it flexibility to adapt awards to changes in corporate objectives and the market.

SUMMARY OF THE PLAN

The principal features of the New Plan are summarized below. The summary does not contain all information that may be important to you. The summary is subject, in all respects, to the terms of the New Plan, which is attached as Exhibit A to this proxy statement.

Name of Plan; The New Plan is named the "Cohesant Technologies Inc. 2005 Long-Term Incentive Plan." The New Plan was adopted by the Board of Directors on March 17, 2005, subject to approval by stockholders. After stockholders approval of the New Plan, no further awards will be granted under the terms and conditions of the 1994 Plan.

Purpose. The purpose of the plan is to advance the performance and long-term growth of the Company by offering long-term incentives to officers, employees and directors of the Company and its subsidiaries and to those advisors or consultants to the Company and its subsidiaries who the Compensation Committee determines will contribute to the growth and performance of the Company for the benefit of stockholders. The plan is also intended to facilitate recruiting and retaining personnel of outstanding ability.

Plan Administration. The Compensation Committee of the Board will administer all aspects of the New Plan. The Committee has the authority to, among other things:

      -     interpret, construe and implement the plan;

      -     make rules relating to the administration of the plan;

      -     select participants and make awards; and

      - establish the terms and conditions of awards, including performance goals, if any, applicable to restricted stock awards.

The Committee may delegate its authority to the Chief Executive Officer for purposes of determining awards granted to persons who are not subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934.

Eligibility. Any officer, employee, director, advisor or consultant of the Company or any of its subsidiaries is eligible for any type of award, except for incentive stock options which can only be granted to persons who are employed by the Company and do not own more than 10% of the Company's Common Stock. The Company currently has approximately 80 employees and directors. The selection of participants and the nature and size of grants and awards are within the discretion of the Compensation Committee, subject to the terms of the New Plan. Consequently, the Company cannot specifically identify those employees, directors or other participants to whom Awards may be granted under the New Plan since no such determination has been made

Awards. The New Plan provides for the grant of non-qualified stock options, incentive stock options that qualify under Section 422 of the Code, stock appreciation rights ("SARs"), and restricted stock awards, each as defined in the New Plan.

Authorized Shares. The New Plan authorizes the issuance of 300,000 shares (which includes 137,500 shares previously authorized by stockholders for issuance under the 1994 Plan, plus 162,500 additional shares) After the New Plan's adoption by the Board, 1,350 shares were granted as restricted shares to a new non-executive officer employee; this grant is conditional on stockholders' approval of the Plan. The per share closing price of the Company's Common Stock on Nasdaq on April 11, 2005 was $8.00. To the extent shares of Common Stock are issued under the New Plan, the percentage ownership of the outstanding shares of Common Stock held by the then existing stockholders of the Corporation will decrease.

In determining the number of shares that remain available for grant, each stock option, SAR right or restricted stock granted under the New Plan will reduce the number of shares available for grant by one share for every one share granted. If any award under the Plan is forfeited, cancelled, or expires, the shares associated with the award will be available for future grants.

Limit Adjustments. In the event of a corporate transaction, such as a merger, stock dividend, stock split or other relevant change that affects the shares of Common Stock, the Compensation Committee may make adjustments to the number of authorized shares.

Term. The New Plan limits the duration of the plan to ten years from March 17, 2005. Unless the New Plan is earlier terminated, the Plan will remain in effect until March 17, 2015 or until all shares subject to the plan are distributed, whichever happens first. No awards may be granted under the New Plan after March 17, 2015, but grants made before that date may continue to vest and be exercisable after that date.

Amendment or Termination. The Board may terminate or amend the New Plan at any time, except that shareholder approval is required for any amendment that will
(i) increase the total number of shares of Common Stock that may be available for grant under the Plan or (ii) require shareholder approval as a matter of law or under the rules of the Nasdaq. Except as required by law, termination or amendment of the Plan may not alter or impair the rights of any participant, without his or her consent, with respect to awards previously granted under the Plan.

Withholding. Distributions under the New Plan are subject to any required withholding taxes and other withholdings. The New Plan provides that, at the Committee's discretion, a participant may elect to satisfy all or a portion of the required withholdings by having shares of Common Stock withheld or by tendering already owned shares of the Company's Common Stock that have a market value equal to or less than the required withholding.

Change in Control. A change in control shall be deemed to have occurred if, as a result of a merger, tender offer, sale of assets or contested election (a "Transaction") the persons who were directors immediately before the Transaction shall cease to constitute a majority of the Board; provided that a change of control shall not be deemed to have occurred if the transaction was approved by the affirmative vote of at least a majority of the Board prior to the Transaction. Upon a change in control, the Board may, in its discretion, make all awards immediately exercisable or fully vested

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

Term and Price. Except in the case of a participant's death, as described below, any stock option granted under the New Plan expires not later than ten years from the date of grant. The purchase price for any stock option cannot be less than the fair market value of the stock on the day the option is granted.

Waiting Period and Exercise. An individual entitled to exercise a stock option may, subject to its terms and conditions and the terms and conditions of the New Plan, exercise it in whole or in part at any time.

Payment. Stock purchased pursuant to an option agreement must be paid for in full together with any applicable withholding taxes before stock may be issued. A participant can make a payment in cash or, with the consent of the Committee, with the tender of owned Company Common Stock previously owned or by promissory note, or by a combination of the foregoing. The Committee may also permit a participant to pay the exercise price by authorizing a stock broker to sell shares of Common Stock acquired upon exercise of the option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any related tax withholding.

Termination of Employment or Death. Options issued to employees under the New Plan are generally exercisable only while the participant is an employee of the Company or a subsidiary, or within 90 days of the date of termination of employment of the participant.

Unless the Committee determines otherwise, if a participant dies while employed or his or her employment is terminated due to disability, the participant's options can be exercised during the one year period from the date of death or termination of employment.

Assignability. During the lifetime of the participant, options are exercisable only by the participant, except as otherwise provided in the applicable option agreement. Options are also transferable by will or by reason of the laws of descent and distribution.

Stock Appreciation Rights. The Committee may grant SARs with such terms and conditions as it deems appropriate generally SAR's may have terms and conditions similar to those described above for stock options.

RESTRICTED STOCK AWARD

Rights During Restricted Period. The Compensation Committee may award shares of Common Stock that are subject to such terms and restrictions, if any, established by the Compensation Committee. Recipients of restricted stock are entitled to vote the restricted stock and to exercise other shareholder rights, except that (i) the Company may retain custody of the stock certificate during the restriction period, (ii) the participant may not sell, transfer, pledge, exchange or otherwise dispose of the stock during the restriction period, except to the extent provided in the applicable award agreement, and (iii) the Company may withhold any dividends that may be payable in cash or in shares of stock or otherwise until the restrictions lapse.

Delivery of the Stock. If the participant has satisfied all of the conditions established by the Compensation Committee, at the end of the restriction period the Company will deliver the stock certificate representing the shares of restricted stock. Dividends on restricted stock may be paid currently or withheld by the Company until the end of the restriction period.

Termination of Employment or Death. The Committee may establish rules regarding restricted stock awards in the event of termination of employment by reason of death, total and permanent disability or retirement.

Assignability. A participant may not transfer restricted stock during the restriction period, except to the extent provided in the applicable award agreement.

FEDERAL INCOME TAX CONSEQUENCES

The following summary constitutes a brief overview of the principal U.S. Federal income tax consequences relating to awards that may be granted under the plan based upon current tax laws. This summary is not intended to be exhaustive and does not describe state, local, or foreign tax consequences.

Non-Qualified Stock Options. A participant will realize no taxable income at the time a non-qualified option is granted under the New Plan, but generally at the time such non-qualified option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price. Upon a disposition of such shares, the difference between the amount received and the fair market value on the date of exercise will generally be treated as a long-term or short-term capital gain or loss, depending on the holding period of the shares. The Company will generally be entitled to a deduction for Federal income tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income in connection with the exercise of a non-qualified option.

Incentive Stock Options. A participant will realize no taxable income, and the Company will not be entitled to any related deduction, at the time any incentive stock option is granted. If certain employment and holding period conditions are satisfied, then no taxable income will result upon the exercise of such option and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain realized by a participant will be taxed as long-term capital gain and any loss sustained will be long-term capital loss, and the Company will not be entitled to a deduction in respect to such disposition. While no ordinary taxable income is recognized at exercise (unless there is a "disqualifying disposition", see below), the excess of the fair market value of the shares over the option exercise price is a preference item that is recognized for alternative minimum tax purposes.

Generally, if shares acquired by a participant upon the exercise of an incentive stock option are disposed of by such participant before the expiration of the statutory holding periods (i.e., a "disqualifying disposition"), such participant will be considered to have realized as compensation taxed as ordinary income in the year of such disposition an amount, not exceeding the gain realized on such disposition, equal to the difference between the option price and the fair market value of such shares on the date of exercise of such option. Generally any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If a participant makes a "disqualifying disposition," in the fiscal year of such "disqualifying disposition", the Company will be allowed a deduction for Federal income tax purposes in an amount equal to the compensation realized by such participant.

Exercise with Shares. An optionee who pays the purchase price upon exercise of an option, in whole or in part, by delivering already owned shares of the Corporation's Common Stock will generally not recognize gain or loss on the shares surrendered at the time of such delivery, except under certain circumstances relating to incentive stock options. Rather, such gain or loss recognition will generally occur upon disposition of the shares acquired in substitution for the shares surrendered.

SARs. A grant of SARs has no federal income tax consequences at the time of grant. Upon the exercise of SARs, the value of the shares and cash received is generally taxable to the grantee as ordinary income, and the Company generally will be entitled to a corresponding tax deduction.

Restricted Stock. A participant receiving restricted stock under the New Plan may be taxed in one of two ways: the participant (i) pays tax when the restrictions lapse or (ii) makes a special election to pay tax in the year the grant is made. At either time the value of the award for tax purposes is the excess of the fair market value of the shares at that time over the amount (if any) paid for the shares. This value is taxed as ordinary income and is subject to income tax withholding. The Company receives a tax deduction at the same time and for the same amount taxable to the participant. If a participant elects to be taxed at grant, then, when the restrictions lapse there will be no further tax consequences attributable to the awarded stock until disposition of the stock.

VOTE REQUIRED

The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote that are present in person or by proxy at the Annual Meeting is required to approve this proposal, assuming that the votes cast on this proposal represent at least a majority of the number of shares of Common Stock outstanding. Under Nasdaq rules, this proposal is considered a "non-discretionary item" whereby brokers are not permitted to vote in their discretion on behalf of beneficial owners if such beneficial owners do not furnish voting instructions. Resulting "broker non-votes" are treated as not being present for the matter and, therefore, are not counted for purposes of determining whether this proposal has been approved. Abstentions are treated as being present and entitled to vote on the matter and, therefore, will have the effect of votes against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT EACH STOCKHOLDER VOTE "FOR" THE PROPOSAL TO APPROVE THE 2005 LONG-TERM INCENTIVE PLAN.

EQUITY COMPENSATION PLAN INFORMATION

                        Number of securities to     Weighted-average       Number of securities
                        be issued upon exercise    exercise price of      remaining available for
                        of outstanding options,   outstanding options,    future issuances under
   Plan Category          warrants and rights     warrants and rights.   equity compensation plans.
---------------------   -----------------------   --------------------   --------------------------
Equity compensation
 Plans approved by
  Security holders              237,850(1)               $3.52                   137,500(1)

Equity compensation
Plans not approved by
  Security holders               67,500(2)                N/A                          0

      (1) Represent shares granted or available for grant under the Company's 1994 Employee Stock Option Plan, as amended. No further grants under the Option Plan will be made if the Long-Term Incentive Plan is approved by the stockholders.

      (2) Represents restricted stock awards granted to employees in fiscal 2004. The proposed Long-Term Incentive Plan described above will replace the 1994 Stock Option Plan and provide for the issuance of restricted stock awards, options and other stock rights.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

      Proposals of stockholders which are intended to be presented by such stockholders at the Company's next annual meeting of stockholders to be held in 2006 must be received by the Company no later than December 26, 2005 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                                           BY ORDER OF THE BOARD OF
                                           DIRECTORS

                                           Morris H. Wheeler
                                           President and Chief Executive Officer

Indianapolis, Indiana
April 25, 2005

FINANCIAL INFORMATION

      UPON WRITTEN REQUEST BY ANY STOCKHOLDER TO THE SECRETARY, COHESANT TECHNOLOGIES INC., 5845 WEST 82ND STREET, SUITE 102, INDIANAPOLIS, INDIANA 46278, A COPY OF THE COMPANY'S 2004 ANNUAL REPORT ON FORM 10-KSB, AS AMENDED (BUT WITHOUT EXHIBITS), WILL BE PROVIDED WITHOUT CHARGE.

                                                                       EXHIBIT A

                           COHESANT TECHNOLOGIES, INC.

                            LONG-TERM INCENTIVE PLAN

      1. PURPOSE OF THE PLAN. This Cohesant Technologies Inc. Long-Term Incentive Plan (the "Plan") is intended as an incentive to further the growth and profitability of Cohesant Technologies Inc. (the "Company") and to encourage stock ownership on the part of (a) employees of the Company and its Affiliates,
(b) consultants and advisers who provide significant services to the Company and its Affiliates, and (c) directors of the Company who are not employees of the Company. By encouraging such stock ownership, the Company seeks to attract, retain, and motivate Employees, Consultants, and Directors with training, experience, and ability. All management and Employees, Consultants and Directors of the Company are eligible to receive Awards under the Plan.

      2. EFFECTIVE DATE. The Plan shall become effective on March 17, 2005 (the "Effective Date"), subject to ratification by an affirmative vote of the holders of a majority of the Shares which are present, in person or by proxy, and entitled to vote at the 2005 Annual Meeting of Stockholders.

      3. ADMINISTRATION.

         3.01 ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Compensation Committee of the Board (the "Committee"). If any class of equity securities of the Company is registered under section 12 of the Exchange Act, all members of the Committee will be "non-employee directors" as defined in Rule 16b-3(b)(2)(i) promulgated under the Exchange Act (or any successor rule of like tenor and effect) and "outside directors" as defined in Section 162(m) of the Code and the regulations promulgated thereunder.

         3.02 AUTHORITY OF THE COMMITTEE. It shall be the duty of the Committee to administer the Plan in accordance with the Plan's provisions. Subject to the provisions of the Plan, the Committee is authorized to establish, amend and rescind such rules and regulations as it may deem appropriate for its conduct and for the proper administration of the Plan, to make all determinations under and interpretations of, and to take such actions in connection with, the Plan or the Awards granted thereunder as it may deem necessary or advisable, including, but not limited to, the power to (a) determine which Employees and Consultants shall be granted Awards, (b) prescribe the terms and conditions of the Awards (other than the Options and Restricted Stock granted to Non-Employee Directors pursuant to Section 8), (c) interpret the Plan and the Awards, (d) adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by Employees, Consultants and Directors who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules. Subject to the terms and provisions of the Plan, the Committee, in its sole discretion, may grant, at any time and from time to time as determined by the Committee, Options, SARs, Restricted Stock, or a combination thereof.

         3.03 NON-EMPLOYEE DIRECTORS. Notwithstanding any contrary provision of this Section 3, the Board shall administer Section 8 of the Plan, and the Committee shall exercise no discretion with respect to Section 8. In the Board's administration of Section 8 and the Options, Restricted Stock and any Shares granted to Non-Employee Directors, the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of the Plan.

         3.04 DECISIONS BINDING. All actions, determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law. No member of the Committee shall be liable for any action taken or determination made relating to the Plan, except for gross negligence or willful misconduct.

            3.05 DELEGATION BY THE COMMITTEE. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to the Chief Executive Officer of the Company; provided, however, that the Committee may not delegate its authority and powers (a) with respect to Section 16 Persons, or (b) in any way which would jeopardize the Plan's qualification under Section 162(m) of the Code or Rule 16b-3 of the Exchange Act.

            3.06 INDEMNIFICATION. Each member of the Committee shall be indemnified by the Company against costs, expenses and liabilities (other than amounts paid in settlements to which the Company does not consent, which consent shall not be unreasonably withheld) reasonably incurred by such member in connection with any action taken in relation to the Plan to which he or she may be a party by reason of service as a member of the Committee, except in relation to matters as to which he or she shall be adjudged in such action to be personally guilty of gross negligence or willful misconduct in the performance of his or her duties. The foregoing right to indemnification shall be in addition to such other rights as the Committee member may enjoy as a matter of law, by reason of insurance coverage of any kind, or otherwise.

      4.    STOCK SUBJECT TO PLAN.

            4.01 NUMBER OF SHARES. The stock subject to Awards under the Plan shall be shares of the common stock, $.001 par value, of Cohesant Technologies Inc. (the "Shares"). The Shares issued pursuant to Awards granted under the Plan may be authorized and unissued Shares, Shares purchased on the open market or in a private transaction, or Shares held as treasury stock. The aggregate number of Shares for which Awards may be granted under the Plan shall not exceed 300,000 Shares, subject to adjustment in accordance with the terms of Section 4.04 hereof.

            4.02 LAPSED AWARDS. Any Shares subject to an Award which for any reason expires or is terminated unexercised as to such Shares and any Shares reacquired by the Company pursuant to any forfeiture hereunder may again be the subject of an Award under the Plan.

            4.03 EXERCISE; PROCEEDS. The Committee, in its sole discretion, may permit the exercise or issuance of any Award as to full Shares or fractional Shares. Proceeds from the sale of Shares under Awards shall constitute general funds of the Company.

            4.04 STOCK SPLITS; MERGERS; REORGANIZATIONS.

                  (a) In the event of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation or other change in the Company's capitalization, the aggregate number of Shares for which Awards may be granted under this Plan, the number of Shares subject to outstanding Awards and the Exercise Price of the Shares subject to outstanding Options shall be proportionately adjusted or substituted to reflect the same. The Committee shall make such other adjustments to the Awards, the provisions of the Plan and the Awards Agreements, which adjustments may provide for the elimination of fractional Shares.

                  (b) In the event of a change of the Company's common stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of Shares which thereafter may be purchased pursuant to an Award under the Plan and the number and kind of Shares then subject to Options granted hereunder and the price per Share thereof shall be appropriately adjusted in such manner as the Committee may deem equitable to prevent dilution or enlargement of the rights available or granted hereunder.

      5.    STOCK OPTIONS.

            5.01 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Employees and Consultants at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof. More than one Option may be granted to an individual under the Plan.

            5.02 AWARD AGREEMENT.

                  (a) Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

                  (b) The Committee may grant Options having terms and provisions which vary from those specified in the Plan if such Options are granted in substitution for, or in connection with the assumption of, existing options granted by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company is a party.

            5.03 EXERCISE PRICE. Subject to the provisions of this Section 5.03, the Exercise Price for each Option granted under the Plan shall be determined by the Committee in its sole discretion.

                 5.03.1 FAIR MARKET VALUE. The Exercise Price of any Option granted under the Plan shall be not less than the Fair Market Value of a Share on the Grant Date.

                 5.03.2 INCENTIVE STOCK OPTIONS. In the case of an Incentive Stock Option, no Incentive Stock Option may be granted to an Employee (together with persons whose stock ownership is attributed to the Employee pursuant to
Section 424(d) of the Code) who, on the Grant Date, is considered under Section 422(b)(6) of the Code to own stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary corporation; provided, however, this restriction shall not apply if at the time such Incentive Stock Option is granted the Exercise Price of such Incentive Stock Option shall be at least 110% of the Fair Market Value of such Share.

                 5.03.3 SUBSTITUTE OPTIONS. Notwithstanding the provisions of Sections 5.03.1 and 5.03.2, in the event that the Company or an Affiliate consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with Section 424(a) of the Code, shall determine the exercise price of such substitute Options.

            5.04 EXPIRATION OF OPTIONS.

                 5.04.1 EXPIRATION DATES. Each Option shall terminate no later than the first to occur of the following events:

                        (a) The date for termination of the Option set forth in
                  the written Award Agreement;

                        (b) The expiration of ten (10) years from the Grant Date
                  (except as provided in Section 5.08.4 regarding Incentive Stock Options);

                        (c) Upon Termination of Service For Cause;

                        (d) The expiration of ninety (90) days from the date and
                  time of the Participant's Termination of Service for a reason other than the Participant's death, Disability, or Termination of Service For Cause;

                        (e) The expiration of one (1) year from the date of the
                  Participant's death or the Participant's Termination of Service by reason of death or Disability (except as provided in Section 5.08.2 regarding Incentive Stock Options); or

                        (f) Upon the Committee's determination that, after a
                  Participant's Termination of Service, the Participant engages or engaged in employment or activities contrary, in the sole opinion of the Committee, to the best interests of the Company.

                  5.04.2 COMMITTEE DISCRETION. Subject to the limits of Sections 5.04.1, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted, extend the maximum term of the Option (subject to Section
5.08.4 regarding Incentive Stock Options).

            5.05 EXERCISABILITY OF OPTIONS. Options granted under the Plan will be exercisable at such times and be subject to such terms and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

            5.06 PAYMENT. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Company's Chief Financial Officer or any other officer of the Company designated by the Committee to accept such notices on its behalf, specifying the number of Shares for which it is exercised.

            On the date of exercise of an Option, the Participant or other person exercising the Option shall make full payment of the Exercise Price (a) in cash; (b) with the consent of the Committee, by tendering previously acquired Shares which have been held by the Participant (valued at their Fair Market Value as of the date of tender); (c) with the consent of the Committee, and to the extent permitted by applicable law, with a full recourse promissory note of the Participant for the portion of the Exercise Price in excess of the par value of Shares subject to the Option, under terms and conditions determined by the Committee and in cash for the par value of the Shares; (d) with the consent of the Committee, any combination of (a), (b), or (c), or (e) with the consent of the Committee, if the Shares subject to the Option have been registered under the Securities Act, and there is a regular public market for the Shares, by delivering to the Company on the date of exercise of the Option written notice of exercise together with:

                  (i) written instructions to forward a copy of such notice of exercise to a broker or dealer as defined in Section 3(a)(4) and 3(a)(5) of the Exchange Act, and designated in such notice ("Broker"), and to deliver to the specified account maintained with the Broker by the person exercising the Option a certificate for the Shares purchased upon the exercise of the Option, and

                  (ii) a copy of irrevocable instructions to the Broker to deliver promptly to the Company a sum equal to the purchase price of the Shares purchased upon exercise of the Option.

            If previously acquired Shares are to be used to pay the Exercise Price of an Incentive Stock Option, the Company prior to such payment must be furnished with evidence satisfactory to it that the acquisition of such Shares and their transfer in payment of the exercise price satisfy the requirements of
Section 422 of the Code and other applicable laws.

            As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book entry form) representing such Shares.

            5.07 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable federal securities laws, the requirements of the Nasdaq Stock Market or any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

            5.08 CERTAIN ADDITIONAL PROVISIONS FOR INCENTIVE STOCK OPTIONS. Notwithstanding anything to the contrary contained in this Section 5, the following provisions shall apply to any Incentive Stock Option granted pursuant to the Plan.

                  5.08.1 EXERCISABILITY. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000. If an Incentive Stock Option which exceeds the $100,000 limitation of this Section 5.08.1 is granted, the portion of such Option which is exercisable for Shares in excess of the $100,000 limitation shall be treated as a Nonqualified Stock Option pursuant to Section 422(d) of the Code. Except as otherwise expressly provided in the immediately preceding sentence, this Section
5.08.1 has no application to Options granted under the Plan as Nonqualified Stock Options.

                  5.08.2 TERMINATION OF SERVICE. No Incentive Stock Option may be exercised more than three (3) months after the Participant's Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, or (b) the Award Agreement or the Committee permits later exercise, in which case the Incentive Stock Option shall be deemed a Nonqualified Stock Option.

                  5.08.3 COMPANY AND SUBSIDIARIES ONLY. Incentive Stock Options may be granted only to persons who are Employees of the Company or a Subsidiary on the Grant Date.

                  5.08.4 EXPIRATION. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

      6.    STOCK APPRECIATION RIGHTS.

            6.01 GRANT OF SARS; EXERCISE PRICE AND OTHER TERMS.

                  (a) Subject to the terms and conditions of the Plan, the Committee may grant a SAR to Employees and Consultants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion to determine the number of SARs granted to any Participant. SARs must be stand-alone, not affiliated with any Option. SARs may only relate to Shares traded on an established securities market.

                  (b) The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of a SAR shall be not less than the Fair Market Value of a Share on the Grant Date. In no event shall an SAR granted to a Section 16 Person become exercisable in any period shorter than may be permissible to maintain the Plan's compliance with Rule 16b-3.

            6.02 EXERCISE OF SARS. SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine. However, no SAR granted to a Section 16 Person shall be exercisable until the end of the shortest period as may be permissible to maintain the Plan's compliance with Rule 16b-3.

            6.03 SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

            6.04 EXPIRATION OF SARS. An SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.04 also shall apply to SARs.

            6.05 PAYMENT. Upon exercise of an SAR, a Participant shall be entitled to receive from the Company the number of Shares with respect to which the SAR is exercised.

      7.    RESTRICTED STOCK.

            7.01 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant.

            7.02 RESTRICTED STOCK AGREEMENT. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, if any, the number of Shares granted, any price to be paid for the Shares, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company or its designee as escrow agent until the restrictions on such Shares have lapsed.

            7.03 TRANSFERABILITY. Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. In no event may Restricted Stock granted to a Section 16 Person be transferred prior to six (6) months following the Grant Date.

            7.04 OTHER RESTRICTIONS. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.04. For example, the Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable Federal or state securities laws, or any other basis determined by the Committee in its discretion. The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of the restrictions applicable to such Shares.

            7.05 REMOVAL OF RESTRICTIONS. Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and remove any restrictions. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section
7.04 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

            7.06 VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

            7.07 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. With respect to Restricted Stock granted to a Section 16 Person, any dividend or distribution that constitutes a "derivative security" or an "equity security" under Section 16 of the Exchange Act shall be subject to a Period of Restriction equal to the longer of: (a) the remaining Period of Restriction on the Shares of Restricted Stock with respect to which the dividend or distribution is paid; or (b) six (6) months.

            7.08 RETURN OF RESTRICTED STOCK TO COMPANY. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

      8.    NON-EMPLOYEE DIRECTORS.

            8.01 GRANTING OF OPTIONS. If any class of equity securities of the Company is registered under Section 12 of the Exchange Act, the Board, in its sole discretion, will determine from time to time the number of Nonqualified Stock Options each Non-Employee Director will receive under the Plan. Future grants will cease and be suspended at any time that there are not sufficient Shares available under the Plan. Options granted pursuant to this Section 8 shall not be designated as Incentive Stock Options.

            8.02 TERMS OF OPTIONS.

                  8.02.1 OPTION AGREEMENT. Each Option granted pursuant to this
Section 8 shall be evidenced by a written stock option agreement which shall be executed by the Participant and the Company.

                  8.02.2 EXERCISE PRICE. The Exercise Price for the Shares subject to each Option granted pursuant to this Section 8 shall be 100% of the Fair Market Value of such Shares on the Grant Date.

                  8.02.3 EXERCISABILITY. Each Option granted pursuant to this
Section 8 shall become exercisable at such time or times as is determined by the Board, provided that no Option granted a Non-Employee Director may be exercised for at least one year after the date the Option is granted. If a

Non-Employee Director incurs a Termination of Service, his or her Options which are not exercisable on the date of such Termination shall immediately terminate.

                  8.02.4 EXPIRATION OF OPTIONS. Each Option shall terminate upon the first to occur of the following events:

                        (a) The expiration of five (5) years from the Grant
                  Date;

                        (b) The expiration of ninety (90) days from the date and
                  time of the Participant's Termination of Service for a reason other than death or Disability; or

                        (c) The expiration of one (1) year from the date of the
                  Participant's death or Termination of Service by reason of death or Disability.

                  8.02.5 OTHER TERMS. All provisions of the Plan not inconsistent with this Section 8 shall apply to Options granted to Non-Employee Directors; provided, however, that Section 5.02 (relating to the Committee's discretion to set the terms and conditions of Options) shall be inapplicable with respect to Non-Employee Directors.

            8.03 ELECTIONS BY NON-EMPLOYEE DIRECTORS. Pursuant to such procedures as the Board (in its discretion) may adopt from time to time, each Non-Employee Director may elect to forego receipt of all or a portion of committee fees and meeting fees otherwise due to the Non-Employee Director in exchange for Shares. The number of Shares received by any Non-Employee Director shall equal the amount of foregone compensation divided by the Fair Market Value of a Share on the date that the compensation otherwise would have been paid to the Non-Employee Director, rounded up to the nearest whole number of Shares. The procedures adopted by the Board for elections under this Section 8.03 shall be designed to ensure that any such election by a Non-Employee Director will not disqualify him or her as a "non-employee director" under Rule 16b-3.

            8.04 RESTRICTED STOCK. Subject to the terms and conditions of the Plan, the Board, at any time and from time to time, may grant Shares of Restricted Stock to Non-Employee Directors in such amounts as the Board, in its sole discretion, shall determine. The Board, in its sole discretion, shall determine the number of Shares to be granted to each Non-Employee Director. Awards of Restricted Stock to Non-Employee Directors shall be subject to the provisions of Section 7 of this Plan; provided, however, that the Board shall have all of the authority and discretion otherwise granted to the Committee with respect to the administration of Section 7 regarding Non-Employee Directors only.

      9. SECTION 162(M) DEDUCTION QUALIFICATION. Except as otherwise provided in
Section 9.05, the provisions of this Section 9 shall apply only to Awards of Covered Officers.

            9.01 AWARDS FOR COVERED OFFICERS. Any other provision of the Plan notwithstanding, all Awards to Covered Officers shall be made in a manner that allows for the full deductibility of the Award by the Company or its Subsidiaries under Section 162(m) of the Code; unless the Committee determines that compliance with Section 162(m) of the Code is not desired with respect to any specified Award or Awards. In addition, if changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may make adjustments as it deems appropriate. All Awards for Covered Officers shall comply with the provisions of this Section 9.

            9.02 DESIGNATION OF COVERED OFFICERS. For each Performance Period, the Committee will designate which Participants are Covered Officers within 90 days of the beginning of the

Performance Period (or such earlier or later date as is permitted or required by Section 162(m) of the Code).

            9.03 ESTABLISHMENT OF PERFORMANCE GOALS AND AWARDS FOR COVERED OFFICERS. Within 90 days of the beginning of a Performance Period (or such earlier or later date as is permitted or required by Section 162(m) of the
Code), the Committee shall in its sole discretion, for each such Performance
Period: (a) determine and establish in writing one or more Performance Goals applicable to the Performance Period for each Covered Officer; and (b) either
(i) assign each Covered Officer a target Award expressed as a fixed number of Shares or a whole dollar amount or (ii) establish a payout table or formula for purposes of determining the Award payable to each Covered Officer. Each payout table or formula: (a) shall be in writing; (b) shall be based on a comparison of actual performance to the Performance Goals; (c) may include a "floor" which is the level of achievement of the Performance Goal in which payout begins; and (d) shall provide for an actual Award equal to, less than or greater than the Covered Officer's target Award, depending on the extent to which actual performance approached, reached, or exceeded the Performance Goal. Such pre-established Performance Goals and Awards must state, in terms of an objective formula or standard, the method for computing the amount of the Award payable to each Covered Officer if the Performance Goal is met. A formula or standard is objective if a third party having knowledge of the relevant performance results could calculate the amount to be paid to the Covered Officer. The Committee may from time to time establish any number of Performance Periods, Performance Goals and Awards for any Covered Officer running concurrently, in whole or in part, provided, that in so doing the Committee does not jeopardize the Company's deduction for such Awards under Section 162(m) of the Code. The Committee may select different Performance Goals and Awards for different Covered Officers.

            9.04 CERTIFICATION OF ACHIEVEMENT OF PERFORMANCE GOALS AND AMOUNT OF AWARDS. After the end of each Performance Period, or such earlier date if the Performance Goals are achieved (and such date otherwise complies with Section 162(m) of the Code), the Committee shall certify in writing, prior to the unconditional payment of any Award, that the Performance Goals for the Performance Period and all other material terms of the Plan were satisfied and to what extent they were satisfied. The Committee shall determine the actual Award for each Covered Officer based on the payout table/formula established in
Section 9.03, as the case may be. Extraordinary Events shall either be excluded or included in determining the extent to which the corresponding Performance Goal has been achieved, whichever will produce the higher Award; provided, however, notwithstanding the attainment of specified Performance Goals, the Committee has the discretion to reduce or eliminate an Award that would otherwise be paid to any Participant, including any Covered Officer, based on the Committee's evaluation of Extraordinary Events or other factors. Without limiting the manner of computing Awards set forth in the preceding sentence, with respect to Covered Officers, the Committee may not under any circumstances increase the amount of an Award.

            9.05 MAXIMUM AWARD. Any other provision of the Plan notwithstanding, the maximum aggregate Awards payable to any Participant under the Plan during any one or more Performance Periods during a Fiscal Year shall not exceed 30,000 Shares, which maximum number of Shares shall be adjusted pursuant to Section 4.04.

      10.   MISCELLANEOUS.

            10.01 FORFEITURE. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, in the event of a breach of conduct by a Participant or former Participant (including, without limitation, any conduct prejudicial to or in conflict with the Company or an Affiliate), or any activity of a Participant or former Participant in competition with any of the businesses of the Company or an Affiliate, the Committee may (a) cancel any outstanding Award granted to the Participant, in whole or in part, whether or not vested, and/or (b) if such conduct or activity occurs within one year following the exercise or payment of an Award, require the former Participant to repay to the Company any gain realized or payment received upon the exercise or payment of such Award (with such gain or repayment valued as of the date of exercise or payment). Such cancellation or repayment obligation shall be effective as of the date specified by the Committee. Any repayment obligation may be satisfied in Shares or cash or a combination thereof (based upon the Fair Market Value of the Shares on the day prior to the date of payment), and the Committee may provide for an offset to any future payments owed by the Company or Affiliate to such individual if necessary to satisfy the repayment obligation. The determination of whether any Participant or former Participant has engaged in a breach of conduct or any activity in competition with any of the businesses of the Company or an Affiliate shall be determined by the Committee in good faith and in its sole discretion.

            10.02 NO CONTRACT OF EMPLOYMENT. Nothing in the Plan or in any Award or Award Agreement shall confer on any Participant any right to continue in the employ or service of the Company or any Parent or Subsidiary of the Company or interfere with the right of the Company to terminate such Participant's employment or other services at any time. The establishment of the Plan shall in no way, now or hereafter, reduce, enlarge or modify the employment relationship between the Company or any Parent or Subsidiary of the Company and the Participant. Awards granted under the Plan shall not be affected by any change of duties or position of the Participant with the Company.

            10.03 PARTICIPATION. No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

            10.04 CHANGE IN CONTROL. In the event of a Change in Control, the Board of Directors may, in its discretion, make any or all outstanding Awards immediately exercisable or fully vested to the extent of 100% of the Shares subject thereto notwithstanding any contrary waiting or vesting periods specified in this Plan or in any applicable Award Agreement. In addition to the foregoing, the Board of Directors may, in its discretion, accelerate the exercisability or vesting of Awards granted under the Plan in circumstances that do not constitute a change in control as defined herein.

            10.05 SUCCESSORS. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

            10.06 BENEFICIARY DESIGNATIONS. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

            10.07 NONTRANSFERABILITY OF AWARDS; UNFUNDED PLAN. No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than (a) by will or the laws of descent and distribution, (b) pursuant to a qualified domestic relations order (as defined in Section 401(a)(13) of the Code or Section 206(d)(3) of the Employee Retirement Income Security Act of 1974, as amended, or (c) to the limited extent provided in Section 10.05; provided that in the case of an Incentive Stock Option, such transfer or assignment may occur only to the extent it will not result in disqualifying such option as an incentive stock option under Section 422 of the Code, or any successor provision. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, to the extent provided in the applicable Award Agreement, a Participant may transfer a Nonqualified Stock Option either (i) to members of his or her immediate family (as defined in Rule 16a-1 promulgated under the Exchange Act), to one or more trusts for the benefit of such family members, or to partnerships or other entities in which such family members are the only partners or owners, provided that the Participant does not receive any consideration for the transfer, or (ii) if such transfer is approved by the Committee. If such transfer is permitted under the Award Agreement, any Nonqualified Stock Option held by such transferees are subject to the same terms and conditions that applied to such Nonqualified Stock Options immediately prior to transfer based on the transferor Participant's continuing relationship with the Company. It is intended that the Plan be an "unfunded" plan for incentive compensation. The Plan does not give a Participant any interest, lien or claim against any specific asset of the Company. No Participant or beneficiary shall have any rights under this Plan other than as a general unsecured creditor of the Company.

            10.08 NO RIGHTS AS STOCKHOLDER. Except to the limited extent provided in Sections 7.06 and 7.07, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

            10.09 AGREEMENTS AND REPRESENTATIONS OF OPTIONEES. As a condition to the exercise of an Award, the Committee may, in its sole determination, require the Participant to represent in writing that the Shares being purchased are being purchased only for investment and without any present intent at the time of the acquisition of such Shares to sell or otherwise dispose of the same.

            10.10 TAX WITHHOLDING REQUIREMENTS.

                  (a) The Company's obligation to deliver Shares upon issuance or exercise of an Award shall be subject to the Participant's satisfaction of all applicable federal, state or local tax withholding obligations. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold from any salary, wages, or other compensation for services payable by the Company to or with respect to a Participant, or require a Participant to remit to the Company, an amount sufficient to satisfy any federal, state, and local withholding tax liability (including the Participant's FICA obligation) attributable to such Participant's (or any beneficiary's or personal representative's) receipt or disposition of Shares purchased or acquired under any Award or to take any such other action as it deems necessary to enable it to satisfy any such tax withholding obligations.

                  (b) The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the Participant's tax withholding liabilities in connection with an Award by (i) having the Company withhold otherwise deliverable Shares, or (ii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee determines, not to exceed the amount determined by using the minimum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

            10.11 EXCHANGES. The Committee may permit the voluntary surrender of all or a portion of any Award granted under the Plan to be conditioned upon the granting to the Participant of a new Award for the same or a different type and number of Shares as the Award surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Award to such Participant. Subject to the provisions of the Plan, such new Award shall be on such other terms and conditions as are specified by the Committee at the time the new Award is granted. Upon surrender, the Awards surrendered shall be cancelled and the Shares previously subject to them shall be available for the grant of other Awards.

            10.12 REPURCHASE OF SHARES BY THE COMPANY. Any Shares purchased or acquired upon issuance or exercise of an Award may, in the sole discretion of the Committee, be subject to repurchase by or forfeiture to the Company if and to the extent and at the repurchase price, if any, specifically set forth in the Award Agreement pursuant to which the Shares were purchased or acquired. Certificates representing Shares subject to such repurchase or forfeiture may be subject to such escrow and stock legend provisions as may be set forth in the Award Agreement pursuant to which the Shares were purchased or acquired.

            10.13 CONFIDENTIALITY AGREEMENTS. Upon the Company's request, each Participant shall execute, prior to or contemporaneously with the grant of any Award hereunder, the Company's then current standard form of agreement relating to nondisclosure of confidential information, noncompetition and/or assignment of inventions and related matters.

            10.14 COMPLIANCE WITH LAWS AND REGULATIONS. The Plan, the grant, issuance, and exercise of Awards thereunder, and the obligation of the Company to sell and deliver the Shares under such Awards, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. Awards issued under the Plan shall not be exercisable prior to (a) the date upon which the Company shall have registered the Shares for which Awards may be issued hereunder under the Securities Act, and (b) the completion of any registration or qualification of such Shares under state law, or any ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable in connection therewith, or alternatively, unless the Company shall have received an opinion from counsel to the Company stating that the grant, issuance, or exercise of such Awards may be effected without registering the Shares subject to such Awards under the Securities Act, or under state or other law.

            10.15 EXPENSES. All expenses and costs in connection with administration of the Plan shall be borne by the Company.

            10.16 LIMITATION OF LIABILITY. The liability of the Company and its Affiliates under this Plan or in connection with any grant, issuance, or exercise of an Award is limited to the obligations expressly set forth in the Plan and in any Award Agreements, and no term or provision of this Plan or of any Award Agreements shall be construed to impose any further or additional duties, obligations or costs on the Company and its Affiliates not expressly set forth in the Plan or the Award Agreements.

      11.   AMENDMENT, TERMINATION, AND DURATION.

            11.01 AMENDMENT, SUSPENSION, OR TERMINATION. The Committee may amend, modify, or terminate the Plan at any time without further action on the part of the stockholders of the Company; provided, however, that (a) in no event shall any amendment be made to the Plan which would cause the Incentive Stock Option granted hereunder to fail to qualify as incentive stock options under the Code; (b) any amendment to the Plan which requires the approval of the stockholders of the Company under the Code or the regulations promulgated thereunder shall be subject to approval by the stockholders of the Company in accordance with the Code or such regulations; and (c) any amendment to the Plan which requires the approval of the stockholders of the Company under any rules promulgated under the Exchange Act shall be subject to the approval of the stockholders of the Company in accordance with such rules. In addition, as required by Rule 16b-3 of the Exchange Act, the provisions of Section 8 regarding the formula for determining the amount, exercise price, and timing of Non-Employee Director Options shall in no event be amended more than once every six (6) months, other than to comport with changes in the Code. No amendment, modification, suspension, or termination of the Plan shall in any manner adversely affect any Award previously granted to a Participant under the Plan without the consent of the Participant or the transferee of such Award. No Award may be granted during any period of suspension or after termination of the Plan.

            With the consent of the Participant affected, the Committee may amend outstanding Awards or related agreements in a manner not inconsistent with the Plan. The Committee shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such Incentive Stock Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

            11.02 TERM OF THE PLAN. The Plan shall become effective on the Effective Date, subject to the approval of the Plan by the holders of a majority of the shares of common stock of the Company entitled to vote on, or within twelve months of, the date of the Plan's adoption by the Board, and all Awards granted prior to such approval shall be subject to such approval. The Plan shall terminate on the tenth anniversary of the Effective Date, or such earlier date as may be determined by the Board. Termination of the Plan, however, shall not affect the rights of Participants under Awards previously granted to them, and all unexpired Awards shall continue in force and operation after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

      12. DEFINITIONS. As used in this Plan, the following words and phrases shall have the meanings indicated unless a different meaning is plainly required by the context:

            12.01 AFFILIATE. "Affiliate" means any corporation or any other entity (including, but not limited to, partnerships, limited liability corporations and joint ventures) controlling, controlled by, or under common control with the Company.

            12.02 AWARD. "Award" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, or Restricted Stock.

            12.03 AWARD AGREEMENT. "Award Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

            12.04 BOARD. "Board" means the Board of Directors of the Company.

            12.05 CHANGE IN CONTROL. "Change in Control" of the Company shall be deemed to have occurred if, as a result of a tender offer, merger, consolidation, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board or of any successor to the Company; provided, however, that any Transaction shall not be deemed to be a change in control if the Transaction causing such change shall have been approved by the affirmative vote of at least a majority of the members of the Board in office immediately prior to the change in control.

            12.06 CODE. "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

            12.07 COMMITTEE. "Committee" means the committee appointed by the Board (pursuant to Section 3.01) to administer the Plan.

            12.08 COMPANY. "Company" means Cohesant Technologies Inc., a Delaware corporation, and any current or future Subsidiary or Parent thereof.

            12.09 CONSULTANT. "Consultant" means any consultant, adviser, independent contractor, or other person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Director.

            12.10 COVERED OFFICERS. "Covered Officers" means those Participants who the Committee designates, for each Performance Period, in order to maintain qualified performance-based compensation within the meaning of Code Section 162(m).

            12.11 DIRECTOR. "Director" means any individual who is a member of the Board.

            12.12 DISABILITY. "Disability" means any injury of the body or any disorder of the body or mind which renders the Participant unable to perform the material and substantial duties of his regular employment by the Company at the time of the Company's termination of employment by the Company. The Company's determination that a termination of employment was not a Disability related Termination of Service may be disputed by the Participant for purposes of any Award held by the Participant under this Plan upon written notice to the Company's Chief Financial Officer within 30 days after termination of employment. If so disputed, the Company will promptly select a physician, the Participant will promptly select a physician, and the physicians so selected will select a third physician ("Independent Physician") who will make a binding determination of Disability for purposes of this Plan. The Participant will make himself available for and submit to examinations by such physicians as may be directed by the Company. Failure of the Participant to submit to any examination or failure of the Independent Physician to make his determination within 90 days after the date of the notice that the Participant disputed the Company's determination shall constitute acceptance of the Company's determination as to Disability. If the decision of the Independent Physician upholds the Company's determination, any outstanding Award held by the Participant shall be exercisable for 30 days from the date of such decision (but not later than the expiration of the date of the Award Agreement) to the extent that the Award was exercisable on the date of the Participant's termination of employment and thereafter the Award shall terminate.

            12.13 EMPLOYEE. "Employee" means any officer, manager or employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

            12.14 EXCHANGE ACT. "Exchange Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

            12.15 EXERCISE PRICE. "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

            12.16 EXTRAORDINARY EVENTS. "Extraordinary Events" shall mean (a) asset write-downs; (b) litigation, claims, judgments, or settlements; (c) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) capital gains and losses, (f) special charges in connection with mergers and acquisitions; and (g) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operation appearing or incorporated by reference in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the applicable year.

            12.17 FAIR MARKET VALUE. If the Shares are publicly traded, the term "Fair Market Value" shall mean (a) the closing price quoted in the Nasdaq Stock Market, if the Shares are so quoted,

(b) the last quote reported by Nasdaq for small-cap issues, if the Shares are so quoted, (c) the mean between the bid and asked prices as reported by Nasdaq, if the Shares are so quoted, or (d) if the Shares are listed on a securities exchange, the closing price at which the Shares are quoted on such exchange, in each case at the close of the date immediately before the Award is granted or, if there be no quotation or sale on that date, the next previous date on which the Shares were quoted or traded. In all other cases, Fair Market Value of the Shares shall be determined by and in accordance with procedures established in good faith by the Committee and, with respect to Incentive Stock Options, conforming to regulations issued by the Internal Revenue Service regarding incentive stock options.

            12.18 FISCAL YEAR. "Fiscal Year" means the fiscal year of the Company.

            12.19 GRANT DATE. "Grant Date" means, with respect to an Award, the date that the Committee acts to grant the Award or such later date as the Committee shall specify.

            12.20 INCENTIVE STOCK OPTION. "Incentive Stock Option" means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

            12.21 NON-EMPLOYEE DIRECTOR. "Non-Employee Director" means a Director who is not an Employee of the Company.

            12.22 NONQUALIFIED STOCK OPTION. "Nonqualified Stock Option" means an option to purchase Shares which does not meet the requirements of Section 422 of the Code.

            12.23 OPTION. "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

            12.24 PARTICIPANT. "Participant" means an Employee, Consultant, or Non-Employee Director who has an outstanding Award.

            12.25 PARENT. "Parent" shall have the meaning set forth in Section 424(e) of the Code.

            12.26 PERFORMANCE GOAL. "Performance Goal" shall mean any one or more of the following performance criteria:

                  (a) Income (loss) per common share from continuing operations as disclosed in the Company's annual financial statements;

                  (b) Percentage increase in sales or gross margins, percentage decreases in expenses, or achievement of pre-determined goals or target levels, all as established by the Committee, in its discretion, prior to the beginning of the vesting period.

                  (c) Income (loss) per common share or income (loss) per common share from continuing operations, excluding (i) extraordinary charge(s); (ii) any accruals for restructuring programs, merger integration costs, or merger transaction costs; and/or (iii) other unusual or infrequent items (whether gains or losses) as defined by generally accepted accounting principles (GAAP) which are disclosed as a separate component of income or loss on the face of the income statement or as may be disclosed in the notes to the financial statements (hereinafter "EPS");

                  (d) Ratio of (i) operating profit, or other objective and specific income (loss) category results to (ii) average common shares outstanding (adjustments to (i) in this paragraph may be made at the time of the goal/target establishment by the Committee in its discretion);

                  (e) Share price;

                  (f) Total stockholder return expressed on a dollar or percentage basis as is customarily disclosed in the proxy statement accompanying the notice of annual meetings of stockholders;

                  (g) Income (loss) (i) from continuing operations before extraordinary charge(s), (ii) before extraordinary charge(s), or (iii) net, as the case may be, adjusted to remove the effect of any accruals for restructuring programs or other unusual or infrequent items as defined by generally accepted accounting principles (GAAP) disclosed as a separate component of income on the face of the income statement or in the notes to the financial statements;

                  (h) Net income;

                  (i) Any of items (a) through (h) above with respect to any Parent, Subsidiary, Affiliate, division, business unit or business group of the Company whether or not such information is included in the Company's consolidated financial statements; or

                  (j) Any other objective criteria established by the Committee prior to payment of any Award based on the criteria.

            With respect to items (a), (b), (c) and (d) above, other terminology may be used for "income (loss) per common share" (such as "Basic EPS," "earnings per common share," "diluted EPS," or "earnings per common share-assuming dilution") as contemplated by Statement of Financial Accounting Standards No. 128.

            12.27 PERFORMANCE PERIOD. "Performance Period" means the Fiscal Year except in the following cases: (a) the Employee's service period within a Fiscal Year in the case of a new hire or promoted Employee; or (b) a period of service determined at the discretion of the Committee prior to the expiration of more than 25% of the period. Notwithstanding any provision contained herein, Performance Periods of Awards granted to Section 16 Persons shall exceed six (6) months in length (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

            12.28 PERIOD OF RESTRICTION. "Period of Restriction" means the period during which shares of Restricted Stock are subject to forfeiture and/or restrictions on transferability.

            12.29 PLAN. "Plan" means the Cohesant Technologies Inc. Long-Term Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

            12.30 RESTRICTED STOCK. "Restricted Stock" means an Award granted to a Participant pursuant to Section 7.

            12.31 RETIREMENT. "Retirement" means, in the case of an Employee, a Termination of Service by a Participant who has attained the age of at least 59 1/2, who has been continuously employed by the Company for at least five years, and who has entered into a written confidentiality and non-competition agreement with the Company ("Retirement Agreement") in a form acceptable to the Committee at the time of such termination of employment. With respect to a Consultant, no Termination of Service shall be deemed to be on account of "Retirement." With respect to a Non-Employee Director, "Retirement" means termination of service on the Committee with the consent of the remaining Directors.

            12.32 RULE 16b-3. "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended, and any future regulation amending, supplementing or superseding such regulation.

            12.33 SECTION 16 PERSON. "Section 16 Person" means a person who, with respect to the Shares, is subject to Section 16 of the Exchange Act.

            12.34 SECURITIES ACT. "Securities Act" means the Securities Act of 1933, as amended. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

            12.35 SHARES. "Shares" means the shares of the Company's common stock, $.001 par value.

            12.36 STOCK APPRECIATION RIGHT OR SAR. "Stock Appreciation Right" or "SAR" means a stand-alone Award, granted independently of any Option, that pursuant to Section 6 is designated as an SAR.

            12.37 SUBSIDIARY. "Subsidiary" means any entity in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the chain then owns fifty percent (50%) or more of the total combined voting power in one of the other entities in the chain.

            12.38 TERMINATION OF SERVICE. "Termination of Service" means (a) in the case of an Employee, a cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-employment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the Consultant by the Company or an Affiliate; and (c) in the case of a Non-Employee Director, a cessation of the Non-Employee Director's service on the Board for any reason. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service.

            12.39 TERMINATION OF SERVICE FOR CAUSE. "Termination of Service For Cause" means Termination of Service for (a) the commission of an act of dishonesty, including but not limited to misappropriation of funds or property of the Company; (b) the engagement in activities or conduct injurious to the reputation of the Company; (c) the conviction or entry of a guilty or no contest plea to (i) a misdemeanor involving an act of moral turpitude or (ii) a felony;
(d) the violation of any of the terms and conditions of any written agreement the Participant may have from time to time with the Company (following 30 days' written notice from the Company specifying the violation and the Participant's failure to cure such violation within such 30-day period); or (e) any refusal to comply with the written directives, policies or regulations established from time to time by the Company.

      13.   LEGAL CONSTRUCTION.

            13.01 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

            13.02 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

            13.03 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies, the Nasdaq National Market, or national securities exchanges as may be required.

            13.04 COMPLIANCE WITH RULE 16b-3. Transactions under this Plan with respect to Section 16 Persons are intended to comply with all applicable conditions of Rule 16b-3 of the Exchange Act. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Notwithstanding any contrary provision of the Plan, if the Committee specifically determines that compliance with Rule 16b-3 of the Exchange Act no longer is required, all references in the Plan to Rule 16b-3 of the Exchange Act shall be null and void.

            13.05 GOVERNING LAW. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

            13.06 CAPTIONS. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

Adopted:  March 17, 2005

                                [COHESANT LOGO]

                        5845 West 82nd Street, Suite 102
                             Indianapolis, IN 46278

               - FOLD AND DETACH HERE AND READ THE REVERSE SIDE -

   PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                           COHESANT TECHNOLOGIES INC.

     The undersigned appoints Morris H. Wheeler and Dwight D. Goodman, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Cohesant Technologies Inc. held of record by the undersigned at the close of business on April 11, 2005, at the 2005 Annual Meeting of Shareholders of Cohesant Technologies Inc. to be held on June 9, 2005 or at any adjournment thereof.

       (CONTINUED, AND TO BE MARKED, DATED, AND SIGNED, ON THE OTHER SIDE)

               - FOLD AND DETACH HERE AND READ THE REVERSE SIDE -

                                      PROXY

                                                             PLEASE MARK  [X]
                                                              YOUR VOTES
                                                              LIKE THIS

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                                          WITHHOLD
                                                 FOR      AUTHORITY
1. ELECTION OF DIRECTORS:                        [ ]        [ ]

(TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW)

Michael L. Boeckman, Morton A. Cohen, Dwight D. Goodman, Richard L. Immerman, Morris H. Wheeler

2. THE RATIFICATION OF THE APPOINTMENT OF            FOR  AGAINST ABSTAIN
   ERNST & YOUNG, LLP  AS THE COMPANY'S AUDITORS     [ ]    [ ]     [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30 ,2005.

3. PROPOSAL TO APPROVE THE 2005 LONG-TERM            FOR  AGAINST ABSTAIN
   INCENTIVE PLAN.                                   [ ]    [ ]     [ ]

4. In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                      COMPANY ID:

                                                      PROXY NUMBER:

                                                      ACCOUNT NUMBER:

SIGNATURE _______________________ SIGNATURE ___________________ DATE ___________

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation. please sign in full corporate name by President or other authorized officer. If a partnership please sign in partnership name by authorized person.